                                                                    EXHIBIT 99.k

                            FINANCIAL STATEMENTS AND
                          INDEPENDENT AUDITORS' REPORT

                            CRICO OF VALLEY CREEK I
                              LIMITED PARTNERSHIP

                               DECEMBER 31, 1994

                  CRICO of Valley Creek I Limited Partnership

                               TABLE OF CONTENTS



                                                            PAGE


INDEPENDENT AUDITORS' REPORT                                  3


FINANCIAL STATEMENTS


     STATEMENT OF ASSETS AND LIABILITIES -
       INCOME TAX BASIS                                       5


     STATEMENT OF PROFIT AND LOSS -
       INCOME TAX BASIS                                       6


     STATEMENT OF PARTNERS' DEFICIT -
       INCOME TAX BASIS                                       8


     STATEMENT OF CASH FLOWS - INCOME TAX BASIS               9


     NOTES TO FINANCIAL STATEMENTS                           10

                  [LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

                          INDEPENDENT AUDITORS' REPORT



To the Partners
CRICO of Valley Creek I Limited Partnership

     We have audited the accompanying statement of assets and liabilities - income tax basis of CRICO of Valley Creek I Limited Partnership as of December 31, 1994, and the related statements of profit and loss - income tax basis, partners' deficit - income tax basis and cash flows - income tax basis for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     As described in note A, these financial statements were prepared on the basis of accounting the partnership uses for income tax purposes, which is a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the assets and liabilities of CRICO of Valley Creek I Limited Partnership as of December 31, 1994, and its profit and loss, changes in partners' deficit and cash flows for the year then ended, on the basis of accounting described in note A.

           [BOTTOM PART OF LETTERHEAD OF REZNICK FEDDER & SILVERMAN]

     As discussed in note B, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations. The partnership's lender, an affiliated entity, has represented that it will not foreclose on the partnership's defaulted loan prior to January 2, 1996. While the lender has no immediate plans to foreclose on the property subsequent to that date, the partnership does not expect to be able to cure the default at that time. Therefore, there can be no assurance that the lender will not exercise its rights under the loan agreement subsequent to that date.

                                    /s/ Resnick Fedder & Silverman

Bethesda, Maryland
January 23, 1995

                  CRICO of Valley Creek I Limited Partnership

             STATEMENT OF ASSETS AND LIABILITIES - INCOME TAX BASIS

                               December 31, 1994


                                     ASSETS

                 INVESTMENT IN REAL ESTATE
  Building                                           $ 9,800,715
  Personal property                                      940,044
                                                     -----------
                                                      10,740,759
  Less accumulated depreciation                        2,056,750
                                                     -----------

                                                       8,684,009

  Land                                                   693,909
                                                     -----------

                                                       9,377,918
  Tenants' security deposits, separately
    held in an interest-bearing account                   51,275
  Cash and investments held by
    bond servicer                                        330,567
  Favorable financing, less
    accumulated amortization of
    $520,528                                             528,638
                                                     -----------

                                                      10,288,398
OTHER ASSETS
  Cash                                      $85,698
  Accounts receivable - tenants                 994
  Accounts receivable - other                   108
  Prepaid expenses                           14,199      100,999
                                            -------  -----------

                                                     $10,389,397
                                                      ==========

                                  LIABILITIES

         LIABILITIES APPLICABLE TO

REAL ESTATE
  Mortgage payable                                   $12,815,000
  Accrued interest payable                             2,369,294
                                                     -----------

                                                      15,184,294

  Tenants' security deposits                              49,406
  Accrued mortgage servicing fee                         307,028
                                                     -----------
                                                      15,540,728





OTHER LIABILITY
 Accounts payable                                          27,270
                                                       ----------

        Total liabilities                              15,567,998



PARTNERS' DEFICIT                                     (5,178,601)
                                                      ----------

                                                     $10,389,397
                                                      ==========



                       See notes to financial statements

Statement of                                       U.S. DEPARTMENT OF HOUSING
Profit and Loss - Income Tax Basis                 AND URBAN DEVELOPMENT
                                                   Office of Housing
                                                   Federal Housing
                                                   Commissioner

                                  OMB  Approval  No.  2502-0052  (exp.  8/31/92)

Public Reporting Burden for this collection of information is estimated to average 1.0 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Reports Management Officer, Office of Information Policies and Systems, U.S. Department of Housing and Urban Development, Washington, D.C. 20410-3600, and to the Office of Management and Budget Paperwork Reduction Project (2502-0052), Washington, D.C. 20503. Do not send this completed form to either of these addresses.

----------------------------------------------------------------------------------------------------------------------------------
For Month/Period                                              Project Number:         Project Name:
Beginning:  1/1/94  Ending:  12/31/94                                                 CRICO of Valley Creek I Limited Partnership
----------------------------------------------------------------------------------------------------------------------------------
Part I                           DESCRIPTION OF ACCOUNT                 ACCOUNT NO.               AMOUNT*
----------------------------------------------------------------------------------------------------------------------------------
                             Apartments or Member Carrying                      5120             $1,728,883
                             Charges (Coops)
                             -----------------------------------------------------------------------------------------------------
                             Tenant Assistance Payments                         5121             $
                             -----------------------------------------------------------------------------------------------------
RENTAL                       Furniture and Equipment                            5130             $    2,478
                             -----------------------------------------------------------------------------------------------------
INCOME                       Stores and Commercial                              5140             $
                             -----------------------------------------------------------------------------------------------------
5100                         Garage and Parking Spaces                          5170             $    2,524
                             -----------------------------------------------------------------------------------------------------
                             Flexible Subsidy Income                            5180             $
                             -----------------------------------------------------------------------------------------------------
                             Misc. (Specify) Corporate                          5190             $    5,071
                             Units $5,061; Storage $10
                             -----------------------------------------------------------------------------------------------------
                             TOTAL RENT REVENUE   Potential at 100% Occupancy                                           $1,738,956
----------------------------------------------------------------------------------------------------------------------------------
                             Apartments                                         5220             $(  97,022)
                             -----------------------------------------------------------------------------------------------------
                             Furniture and Equipment                            5230             $(        )
                             -----------------------------------------------------------------------------------------------------
VACANCIES                    Stores and Commercial                              5240             $(        )
                             -----------------------------------------------------------------------------------------------------
5200                         Garage and Parking Spaces                          5270             $(        )
                             -----------------------------------------------------------------------------------------------------
                             Miscellaneous (Specify)                            5290             $(        )
                             -----------------------------------------------------------------------------------------------------
                             TOTAL VACANCIES                                                                            $  (97,022)
                             -----------------------------------------------------------------------------------------------------
                             NET RENTAL REVENUE   Rent Revenue Less Vacancies                                           $1,641,934
----------------------------------------------------------------------------------------------------------------------------------
                             ELDERLY AND CONGREGATE
                             SERVICES INCOME-5300
                             TOTAL SERVICE INCOME (SCHEDULE                     5300             $                       $
                             ATTACHED)
                             -----------------------------------------------------------------------------------------------------
                             Interest Income-Project                            5410             $    1,424
                             Operations
                             -----------------------------------------------------------------------------------------------------
FINANCIAL                    Income from                                        5430             $
                             Investments-Residual Receipts
                             -----------------------------------------------------------------------------------------------------
REVENUE                      Income from                                        5440             $    5,891
                             Investments-Reserve for
                             Replacement
                             -----------------------------------------------------------------------------------------------------
5400                         Income from Investments-Escrows                    5490             $    4,286
                             -----------------------------------------------------------------------------------------------------
                             TOTAL FINANCIAL REVENUE                                                                    $   11,601
----------------------------------------------------------------------------------------------------------------------------------
                             Laundry and Vending - One-Time                     5910             $   36,281
                             Laundry Fee $8,400
                             -----------------------------------------------------------------------------------------------------
                             NSF and Late Charges                               5920             $    4,120
                             -----------------------------------------------------------------------------------------------------
OTHER                        Damages and Cleaning Fees                          5930             $    5,272
                             -----------------------------------------------------------------------------------------------------
REVENUE                      Forfeited Tenant Security                          5940             $   14,961
                             Deposits
                             -----------------------------------------------------------------------------------------------------
5900                         OTHER REVENUE (SPECIFY) Bad                        5990             $   15,114
                             Debt Recovery $2,684
                             Application Fees $5,165; Pet
                             Fee $1,700; Storage $5,565
                             -----------------------------------------------------------------------------------------------------
                             TOTAL OTHER REVENUE                                                                        $   75,748
----------------------------------------------------------------------------------------------------------------------------------
                             TOTAL REVENUE                                                                              $1,729,283
                             -----------------------------------------------------------------------------------------------------
                             Advertising                                        6210             $   40,145
                             -----------------------------------------------------------------------------------------------------
                             Other Renting Expenses See                         6250             $   26,062
                             Note E
                             -----------------------------------------------------------------------------------------------------
                             Office Salaries                                    6310             $   30,169
                             -----------------------------------------------------------------------------------------------------
                             Office Supplies                                    6311             $    9,326
                             -----------------------------------------------------------------------------------------------------
                             Office or Model Apartment Rent                     6312             $    4,368
                             -----------------------------------------------------------------------------------------------------
ADMINISTRATIVE               Management Fee                                     6320             $   63,892
                             -----------------------------------------------------------------------------------------------------
EXPENSES                     Manager or Superintendent                          6330             $   15,811
                             Salaries
                             -----------------------------------------------------------------------------------------------------
6200/6300                    Manager or Superintendent Rent                     6331             $    5,616
                             Free Unit
                             -----------------------------------------------------------------------------------------------------
                             Legal Expenses (Project)                           6340             $      799
                             -----------------------------------------------------------------------------------------------------
                             Auditing Expenses (Project)                        6350             $    5,750
                             -----------------------------------------------------------------------------------------------------
                             Computer Fees                                      6351             $    1,994
                             -----------------------------------------------------------------------------------------------------
                             Telephone and Answering                            6360             $    8,115
                             Services
                             -----------------------------------------------------------------------------------------------------
                             Bad Debts                                          6370             $    7,213
                             -----------------------------------------------------------------------------------------------------
                             Misc. Administrative Expenses                      6390             $    1,136
                             (Specify) (See Note D)
                             -----------------------------------------------------------------------------------------------------
                             TOTAL ADMINISTRATIVE EXPENSES                                                              $  220,396
----------------------------------------------------------------------------------------------------------------------------------
                             Fuel Oil/Coal                                      6420             $
                             -----------------------------------------------------------------------------------------------------
UTILITIES                    Electricity                                        6450             $   24,077
                             -----------------------------------------------------------------------------------------------------
EXPENSE                      Water                                              6451             $    5,296
                             -----------------------------------------------------------------------------------------------------
6400                         Gas                                                6452             $   50,412
                             -----------------------------------------------------------------------------------------------------
                             Sewer                                              6453             $   14,192
                             TOTAL UTILITIES EXPENSE                                                                    $   93,977
----------------------------------------------------------------------------------------------------------------------------------

*  All amounts must be rounded             Page 1 of 2  form HUD-92410  (7/91)
   to the nearest dollar, $.50                           ref  Handbook  4370.2
   and over, round up - $.49
   and below round down.

----------------------------------------------------------------------------------------------------------------
                 Janitor and Cleaning Payroll                             6510  $    37,705
                 ------------------------------------------------------------------------------------------------
                 Janitor and Cleaning Supplies                            6515  $     1,899
                 ------------------------------------------------------------------------------------------------
                 Janitor and Cleaning Contract                            6517  $     6,476
                 ------------------------------------------------------------------------------------------------
                 Exterminating Payroll/Contract                           6519  $     1,507
                 ------------------------------------------------------------------------------------------------
                 Exterminating Supplies                                   6520  $
                 ------------------------------------------------------------------------------------------------
                 Garbage and Trash Removal                                6525  $     6,876
                 ------------------------------------------------------------------------------------------------
                 Security Payroll/Contract                                6530  $    17,522
                 ------------------------------------------------------------------------------------------------
                 Grounds Payroll                                          6535  $
                 ------------------------------------------------------------------------------------------------
                 Grounds Supplies                                         6536  $
                 ------------------------------------------------------------------------------------------------
OPERATING AND    Grounds Contract                                         6537  $    10,104
                 ------------------------------------------------------------------------------------------------
MAINTENANCE      Repairs Payroll                                          6540  $    23,278
                 ------------------------------------------------------------------------------------------------
EXPENSES         Repairs Material                                         6541  $     6,196
                 ------------------------------------------------------------------------------------------------
6500             Repairs Contract                                         6542  $    46,877
                 ------------------------------------------------------------------------------------------------
                 Elevator Maintenance/Contract                            6545  $     4,651
                 ------------------------------------------------------------------------------------------------
                 Heating/Cooling Repairs and Maintenance                  6546  $       337
                 ------------------------------------------------------------------------------------------------
                 Swimming Pool Maintenance/Contract                       6547  $       632
                 ------------------------------------------------------------------------------------------------
                 Snow Removal                                             6548  $     5,033
                 ------------------------------------------------------------------------------------------------
                 Decorating Payroll/Contract                              6560  $
                 ------------------------------------------------------------------------------------------------
                 Decorating Supplies                                      6561  $    11,911
                 ------------------------------------------------------------------------------------------------
                 Other                                                    6570  $     1,208
                 ------------------------------------------------------------------------------------------------
                 Miscellaneous Operating and Maintenance Expenses         6590  $
                 ------------------------------------------------------------------------------------------------
                 TOTAL OPERATING AND MAINTENANCE EXPENSES                                      $   182,212
----------------------------------------------------------------------------------------------------------------
                 Real Estate Taxes - Net of Refund $6,902                 6710  $   289,385
                 ------------------------------------------------------------------------------------------------
                 Payroll Taxes (FICA)                                     6711  $    17,060
                 ------------------------------------------------------------------------------------------------
                 Miscellaneous Taxes, Licenses and Permits                6719  $     2,000
                 ------------------------------------------------------------------------------------------------
TAXES AND        Property and Liability Insurance (Hazard)                6720  $    18,460
                 ------------------------------------------------------------------------------------------------
INSURANCE        Fidelity Bond Insurance                                  6721  $
                 ------------------------------------------------------------------------------------------------
6700             Workmen's Compensation                                   6722  $     7,557
                 ------------------------------------------------------------------------------------------------
                 Health Insurance & Other Employee Benefits               6723  $     6,834
                 ------------------------------------------------------------------------------------------------
                 Other Insurance (Specify)                                6729  $
                 ------------------------------------------------------------------------------------------------
                 TOTAL TAXES AND INSURANCE                                                     $   341,296
----------------------------------------------------------------------------------------------------------------
                 Interest on Bonds Payable                                6810  $ 1,299,776
                 ------------------------------------------------------------------------------------------------
                 Interest on Mortgage Payable                             6820  $
                 ------------------------------------------------------------------------------------------------
FINANCIAL        Interest on Notes Payable (Long-Term)                    6830  $
                 ------------------------------------------------------------------------------------------------
EXPENSES         Interest on Notes Payable (Short-Term)                   6840  $
                 ------------------------------------------------------------------------------------------------
6800             Mortgage Servicing Fee                                   6850  $    80,094
                 ------------------------------------------------------------------------------------------------
                 Misc Financial Expenses - Security Deposit Interest      6890  $     1,835
                 ------------------------------------------------------------------------------------------------
                 TOTAL FINANCIAL EXPENSES                                                      $ 1,381,705
----------------------------------------------------------------------------------------------------------------
ELDERLY &        Total Service Expenses-Schedule Attached                 6900                $
                 ------------------------------------------------------------------------------------------------
CONGREGATE       Total Cost of Operations Before Depreciation                                  $ 2,219,586
                 ------------------------------------------------------------------------------------------------
SERVICE          PROFIT (LOSS) BEFORE DEPRECIATION                                             $  (490,303)
                 ------------------------------------------------------------------------------------------------
EXPENSES         Depreciation (Total)-6600 (Specify)                      6600                 $   473,846
                 ------------------------------------------------------------------------------------------------
6900             OPERATING PROFIT OR (LOSS)                                                    $  (964,149)
----------------------------------------------------------------------------------------------------------------
                 Officer Salaries                                         7110  $
                 ------------------------------------------------------------------------------------------------
CORPORATE OR     Legal Expenses (Entity)                                  7120  $
                 ------------------------------------------------------------------------------------------------
MORTGAGOR        Taxes (Federal-State-Entity)                          7130-32  $
                 ------------------------------------------------------------------------------------------------
ENTITY           Other Expenses (Entity)                                  7190  $
                 ------------------------------------------------------------------------------------------------
                 Amortization                                             7190  $   131,146
                 ------------------------------------------------------------------------------------------------
EXPENSES         TOTAL CORPORATE EXPENSES                                                      $   131,146
7100             NET PROFIT OR (LOSS)                                                          $(1,095,295)
----------------------------------------------------------------------------------------------------------

Warning: HUD will prosecute false claims and statements. Conviction may result in criminal and/or civil penalties (18 U.S.C. 1001, 1010, 1012; 31 U.S.C. 3729,
3802) Miscellaneous or other Income and Expenses Sub-account Groups. If miscellaneous or other Income and/or expense sub-accounts (5190, 5290, 5490, 5990, 6390, 6590, 6729, 6890, and 7190) exceed the Account Groupings by 10% or more, attach a separate schedule describing or explaining the miscellaneous income or expense.
--------------------------------------------------------------------------------

1.  Total principal payments required under the mortgage, even if payments
    under a Workout Agreement are less or more than those required under the mortgage.         $
------------------------------------------------------------------------------------------------------------------------------------
2.  Replacement Reserve deposits required by the Regulatory Agreement or Amendments
    thereto, even if payments may be temporarily suspended or waived.                          $
------------------------------------------------------------------------------------------------------------------------------------
3.  Replacement or Painting Reserve releases which are included as expense items on
    the Profit and Loss statement.                                                             $
------------------------------------------------------------------------------------------------------------------------------------
4.  Project Improvement Reserve Releases under the Flexible Subsidy Program that are
    included as expense items on this Profit and Loss statement.                               $
------------------------------------------------------------------------------------------------------------------------------------
                                           Page 2 of 2                                                            Form  HUD-92410

                       See notes to financial statements

                  CRICO of Valley Creek I Limited Partnership

               STATEMENT OF PARTNERS' DEFICIT - INCOME TAX BASIS

                          Year ended December 31, 1994



Partners' deficit, beginning
  as originally reported                        $(4,058,087)

Prior period adjustment                             (25,219)
                                                ------------

Partners' deficit, beginning
  as restated                                    (4,083,306)

Net loss                                         (1,095,295)
                                                 ----------

Partners' deficit, end                          $(5,178,601)
                                                 ==========



                       See notes to financial statements

                  CRICO of Valley Creek I Limited Partnership

                   STATEMENT OF CASH FLOWS - INCOME TAX BASIS

                          Year ended December 31, 1994



Cash flows from operating activities
  Net loss                                             $(1,095,295)
  Adjustments to reconcile net loss to net
  cash provided by operating activities
    Depreciation                                           473,846
    Amortization                                           131,146
    Decrease in tenants' security deposits - net             7,131
    Increase in accounts receivable - tenants                   (7)
    Decrease in accounts receivable - other                  1,465
    Increase in cash and investments held by bond
      servicer                                              (9,469)
    Decrease in subscription receivable                        100
    Increase in prepaid expenses                              (472)
    Increase in accrued mortgage servicing fee              80,094
    Increase in accrued interest payable                   478,273
    Increase in accounts payable                             9,926
                                                       -----------

          Net cash provided by operating activities         76,738
                                                       -----------

Cash flows from investing activities
  Increase in cash and investments held
    by bond servicer                                       (53,554)
                                                       -----------

          Net cash used in investing activities            (53,554)
                                                       -----------

          NET INCREASE IN CASH                              23,184

Cash, beginning                                             62,514
                                                       -----------

Cash, end                                              $    85,698
                                                       ===========

Supplemental disclosure of cash flow information
  Cash paid during the year for interest               $   821,503
                                                       ===========



                       See notes to financial statements

                  CRICO of Valley Creek I Limited Partnership

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1994


NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES

  The partnership was formed as a limited partnership under the laws of the State of Minnesota on December 28, 1990 for the purpose of acquiring, owning and operating a rental housing project. The project consists of 225 units located in the City of Woodbury, Minnesota and operates under the name of Valley Creek Apartments.

  Income Tax Basis of Accounting
  ------------------------------

  The partnership maintains its accounts and the financial statements have been prepared on the accounting basis used for income tax purposes. Rents received in advance are recognized as income when collected, as opposed to when earned as required by generally accepted accounting principles.

  Investment in Real Estate, Depreciation and Amortization
  --------------------------------------------------------

  Investment in real estate is carried at cost. Depreciation is provided for in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives by use of the straight-line and declining-balance methods.

  Favorable financing is amortized over the remaining life of the bonds by use of the straight-line method.

  Income Taxes
  ------------

  No provision or benefit for income taxes has been included in these financial statements since taxable income or loss passes through to, and is reportable by, the partners individually.

  Provision for Doubtful Accounts
  -------------------------------

  The partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

                  CRICO of Valley Creek I Limited Partnership

                               December 31, 1994



NOTE A - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
         POLICIES (Continued)

  Rental Income
  -------------

  Rental income is recognized when rents are collected. All leases between the partnership and the tenants of the property are operating leases.


NOTE B - RELATED PARTY TRANSACTIONS

  The general partner of the partnership, CRICO of Valley Creek I, Inc., a Delaware corporation, is a related party to the managing general partner of the general partner of the holder of the mortgage loan for the project. On January 1, 1992, CRICO of Iona, Inc. assigned its limited partner interest in the partnership to CRICO Minnesota Holdings, Inc., an affiliated entity.

  Cash and Investments Held by Bond Servicer
  ------------------------------------------

  Mortgage Escrow
  ---------------

  The partnership is required to deposit on a monthly basis an amount equal to one-twelfth of the aggregate annual amount of all real estate taxes and insurance premiums to the mortgage escrow account maintained by CRICO Mortgage Company, Inc. (the servicer). The servicer is a related party to the general partner of the partnership.

  Reserve for Replacements
  ------------------------

  The partnership is required to make monthly deposits to the reserve for replacements account maintained by the servicer. The required annual deposits into the reserve for replacements account is $56,724 for 1994 and each year thereafter until such time as the balance in the reserve equaled or exceeded $340,000. Thereafter, no monthly deposits are required unless the balance falls below $340,000.

                  CRICO of Valley Creek I Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  At December 31, 1994, cash and investments held by the bond servicer consisted of the following:

                             Mortgage      Reserve for
                         escrow deposits   replacements      Total
                         ----------------  -------------  ------------

  Balance at December
    31, 1993                   $  83,331       $184,213     $ 267,544
  Deposits                       358,800         56,724       415,524
  Interest income                  4,286          5,891        10,177
  Tax refund                       6,902              -         6,902
  Withdrawals
    Taxes                       (296,287)             -      (296,287)
    Insurance                    (18,932)             -       (18,932)
    Other withdrawals            (45,300)        (9,061)      (54,361)
                               ---------       --------     ---------

  Balance at December
    31, 1994                   $  92,800       $237,767     $ 330,567
                               =========       ========     =========

  Real estate taxes paid during the year were $296,287. During 1994, the partnership received a refund of $24,996 less a tax appeal fee of $18,092.

  Mortgage Payable
  ----------------

  Financing has been provided to the partnership through the issuance of tax-exempt bonds by the Washington County Housing and Redevelopment Authority in the total amount of $12,815,000, which are evidenced by a mortgage loan agreement with Capital Realty Investors Tax Exempt Fund Limited Partnership (CRITEF), the bondowner, a related party. The maturity date of the mortgage is February 1, 1999. Upon maturity all outstanding principal and interest, including all deferred interest, is due and payable.

  The mortgage note provides for base interest payable at the rate of 10.35% through the maturity date. Primary contingent interest is payable each quarter, at the rate of 1.5% per annum, out of that quarter's net cash flow. In addition, supplemental contingent interest is payable each quarter, at the rate of 4.15% per annum, out of 50% of that quarter's net cash flow remaining after deduction of primary contingent interest. Unpaid construction period deferred interest, primary contingent interest and supplemental contingent interest is deferred until the earlier of the sale or refinancing of the project or maturity. The deferred interest has not been recorded on the books of the partnership.

                  CRICO of Valley Creek I Limited Partnership

                               December 31, 1994

NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  As of December 31, 1994, the partnership was in default with regard to the mortgage loan agreement due to its inability to generate sufficient cash flow to meet its contractual obligations under this agreement. CRITEF has not exercised its contractual rights and remedies provided under the mortgage. CRITEF has represented that it will not foreclose on the project through January 2, 1996.

  Under agreement with CRITEF, the partnership has paid base interest from available cash flows. Any unpaid base interest is deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, accrued base interest was $2,369,294. Interest accrues on the unpaid base interest at a compounded rate of 10.35%.

  During the year ended December 31, 1994, the partnership only recorded the base interest and did not record interest accrued on the unpaid base interest of $307,996, primary contingent interest of $192,225 and supplemental contingent interest of $531,822. At December 31, 1994, interest accrued on the unpaid base interest of $554,713, primary and supplemental contingent interest of $4,283,947 and construction period deferred base interest of $1,986,957 has not been recorded. Total interest incurred on the mortgage for the year ended December 31, 1994 is as follows:

                                              Currently
                                  Deferred     payable      Total
                                 ----------  -----------  ----------

  Base interest                  $        -  $1,299,776   $1,299,776
  Interest on interest              307,996           -      307,996
  Primary contingent interest       192,225           -      192,225
  Supplemental contingent
    interest                        531,822           -      531,822
                                 ----------  ----------   ----------

  Total interest incurred         1,032,043   1,299,776   $2,331,819
                                                          ==========

  Accrued interest, beginning     5,793,574   1,891,021
  Interest paid                           -    (821,503)
                                 ----------  ----------

  Accrued interest, ended        $6,825,617  $2,369,294
                                 ==========  ==========

                  CRICO of Valley Creek I Limited Partnership

                               December 31, 1994


NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Mortgage Payable (Continued)
  ----------------

  Interest earned on the bonds is exempt from Federal income tax pursuant to the Internal Revenue Code. In accordance with the bond regulatory agreement, the bond proceeds are to finance multifamily housing in which at least 20 percent of the units in the project are to be occupied by individuals of low or moderate income, as defined in the Internal Revenue Code. In the event that the underlying bonds do not maintain their tax-exempt status, whether by change in law or by noncompliance with the regulatory agreement, repayment of the bonds may be accelerated.

  The liability of the partnership under the mortgage is limited to the underlying value of the real estate collateral, plus other amounts deposited with the lender. As further security on the obligation, the partnership has assigned existing and future rents and leases to the bondowner.

  The partnership is required to pay the servicer a mortgage servicing fee equal to 0.625% of the outstanding principal balance of the loan. The fee is payable monthly on each base interest payment date. Any unpaid fees are deferred until cash flow on subsequent interest payment dates is sufficient for payment or until the earlier of the sale or refinancing of the project or maturity. As of December 31, 1994, $307,028 has been accrued and $80,094 was charged to operations.

  Management Agreement
  --------------------

  CRICO Management of Minnesota, Inc., a related party to the general partner of the partnership, managed the property through January 31, 1994. Effective February 1, 1994, the property management responsibilities were assigned from CRICO Management of Minnesota, Inc. to CAPREIT Residential Corporation, an unrelated entity. Management fees are payable to CAPREIT Residential Corporation at the same rate and same terms as under the agreement with CRICO Management of Minnesota, Inc.

                  CRICO of Valley Creek I Limited Partnership

                               December 31, 1994



NOTE B - RELATED PARTY TRANSACTIONS (Continued)

  Management Agreement (Continued)
  --------------------

  Management fees are equal to 3.75% of gross revenues received, as defined. The management agent is eligible to receive an incentive bonus of .5% of gross revenues if conditions, as outlined in the agreement, are met. For the year ended December 31, 1994, management fees totalling $63,892 were charged to operations. Management fees paid to CRICO Management of Minnesota, Inc. of $5,151 were charged to operations during 1994. At December 31, 1994, $5,660 is due for December management fees.

  Other Receivables
  -----------------

  CRICO of Valley Creek II Limited Partnership is an affiliate of the partnership and owns a complex known as Valley Creek Apartments, Phase II. Both the Project and Valley Creek Apartments, Phase II, are managed by the same management company. Certain expenses applicable to both are billed to the management company and paid for collectively. These common charges are primarily allocated on a pro rata basis based on the number of dwelling units. An account has been established on the books of each partnership to record amounts payable to or receivable from the related entity. At December 31, 1994, there was no amount due from Phase II.


NOTE C - PRIOR PERIOD ADJUSTMENT

  During 1993, goodwill was reclassified to investment in real estate due to changes in current tax laws. Accordingly, prior year tax returns were amended to adjust depreciation expense.

  The cumulative effect to accumulated depreciation and partners' deficit is $25,219 and has been reflected in the accompanying financial statements as a prior period adjustment.

                  CRICO of Valley Creek I Limited Partnership

                               December 31, 1994



NOTE D - MISCELLANEOUS ADMINISTRATIVE EXPENSES
         (ACCOUNT NO. 6390)

  Miscellaneous administrative expenses consists of the following:

          Laundry and uniform                               $294
          City code requirements                              60
          Other                                              782
                                                            ----

                                                          $1,136
                                                           =====


NOTE E - OTHER RENTING EXPENSES (ACCOUNT NO. 6250)

  Other renting expenses consists of the following:

          Rental concessions                             $11,293
          Resident retention                               6,282
          Credit report                                    5,178
          Corporate unit                                   3,309
                                                         -------

                                                         $26,062
                                                         =======